UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 3, 2006

The St. Joe Company
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	1-10466	59-0432511
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

245 Riverside Avenue, Suite 500, Jacksonville, Florida		32202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	904-301-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The disclosure under Item 5.02 of this report with respect to the increase in the annual base salary for Mr. Greene is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 3, 2006, Wm. Britton Greene was appointed as the Company's Chief Operating Officer. Mr. Greene, age 51, has served as President of St. Joe Towns & Resorts since February 2004, leading the Company's residential and resort projects throughout Florida and the Mid-Atlantic. He also has served as President of St. Joe Commercial since February 2006, where he has been responsible for the Company's commercial land sales and development businesses. Mr. Greene joined the Company in January 1998 as Vice President of West Florida residential and resort operations and was appointed President of West Florida in 2000, responsible for the Company's projects in Walton, Bay and Gulf Counties. During that time, Mr. Greene led the Company through entitlement, planning, permitting, design and sales for several of the Company's acclaimed resort projects in Walton County, including WaterColor, WaterSound Beach, and Camp Creek Golf Club; four primary residential communities in Bay County; and WindMark Beach in Gulf County.

In connection with Mr. Greene's promotion to Chief Operating Officer, his annual base salary has been increased to $500,000. The terms of Mr. Greene's employment agreement with the Company are described under the caption "Entry into New Executive Employment Agreements" in the Company's Current Report on Form 8-K dated July 31, 2006, and such description is incorporated by reference herein. A copy of the form of Executive Employment Agreement was filed as Exhibit 10.4 to the Company's Form 8-K dated July 31, 2006.

Additional information on Mr. Greene's appointment, as well as the promotion of Christopher T. Corr to Chief Strategy Officer, is set forth in our press release dated August 7, 2006, a copy of which is filed as exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1 Form of Executive Employment Agreement (incorporated by reference to Exhibit 10.4 of the Company's Current Report on Form 8-K dated July 31, 2006)

99.1 Press Release dated August 7, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The St. Joe Company

August 7, 2006	By:	/s/ Christine M. Marx

Name: Christine M. Marx
Title: General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 7, 2006